Securities Act File No. 33-19655
                                        Investment Company Act File No. 811-5454

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             _______________________

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                         PRE-EFFECTIVE AMENDMENT NO. /_/

                       POST-EFFECTIVE AMENDMENT NO. 28 /X/

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                              AMENDMENT NO. 28 /X/

       __________________________________________________________________

              DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.

             (Exact Name of Registrant as Specified in its Charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10116

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10116

                     (Name and Address of Agent for Service)

                                    COPY TO:

                              David Stephens, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

       __________________________________________________________________

It is proposed that this filing will become effective (check appropriate box)

_____    immediately upon filing pursuant to paragraph (b)
_____    on August 28, 2006 pursuant to paragraph (b)
__X__    60 days after filing pursuant to paragraph (a) (1)
_____    on (DATE) pursuant to paragraph (a) (1)
_____    75 days after filing pursuant to paragraph (a) (2)
_____    on (DATE) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.

Seeks current income exempt from federal and New Jersey state income taxes








                          PROSPECTUS December __, 2006









                                                                 DREYFUS [LOGO]
                                                     A Mellon Financial Company

                                        As with all mutual funds the Securities
                                        and Exchange Commission has not
                                        approved or disapproved these
                                        securities or passed upon the adequacy
                                        of this prospectus.  Any representation
                                        to the contrary is a criminal offense.


CONTENTS

THE FUND
--------------------------------------------------------------

Goal/Approach

Main Risks

Past Performance

Expenses

Management

Financial Highlights

YOUR INVESTMENT
--------------------------------------------------------------

Shareholder Guide

Distributions and Taxes

Services for Fund Investors

Instructions for Regular Accounts

FOR MORE INFORMATION
--------------------------------------------------------------

See back cover.




DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.                   THE FUND

Ticker Symbols:      Class A:  DRNJX
                     Class B:  DBNJX
                     Class C:  DCNJX
                     Class X:  n/a


[ICON]   GOAL/APPROACH

The fund seeks as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal and New Jersey personal income taxes.

The fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

Although the fund seeks to provide income exempt from federal and New Jersey personal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

[Side Bar]

CONCEPTS TO UNDERSTAND

MUNICIPAL BONDS: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

o GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

o REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

DOLLAR-WEIGHTED AVERAGE MATURITY: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.



[ICON]   MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

o INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

o CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation.

o CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. Although the fund invests principally in investment grade bonds, the fund may invest to a limited extent in high yield ("junk") bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

o LIQUIDITY RISK. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

o STATE-SPECIFIC RISK. The fund is subject to the risk that New Jersey's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

o MARKET SECTOR RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

o TAX RISK. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to its shareholders will be taxable.

o DERIVATIVES RISK. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying investments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

O NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risk associated with a single economic, political or regulatory occurrence than a diversified fund.


[Side Bar]

OTHER POTENTIAL RISKS

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


[ICON]   PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the bar chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for the fund's Class A, B and C shares to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of non-New Jersey-specific municipal bond performance. These returns include the fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Since Class Z shares are new, past performance information is not available for Class Z as of the date of this prospectus. All of the fund's share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

Class A shares

  +3.43   +8.84   +5.82   -4.24   +11.29   +4.19   +8.88   +4.90   +3.91  +3.22
   '96     '97     '98     '99     '00       '01    '02     '03     '04    '05

Best Quarter:                 Q4  '00               +4.40%
Worst Quarter:                Q2  '04               -2.85%

The year-to-date total return for the fund's Class A shares as of 9/30/06 was ____%.

Average annual total returns as of 12/31/05


Share class/
inception date                            1 Year             5 Years              10 Years          Since Inception
------------------------------------ ------------------ ------------------- --------------------- --------------------
Class A (11/6/87)                         -1.39%              4.03%                 4.47%                 __
returns before taxes
Class A
returns after taxes on
distributions                             -1.39%              4.02%                 4.37%                 __
Class A
returns after taxes on
distributions and sale of series
shares                                     0.54%              4.09%                 4.44%                 __
Class B (1/7/03)
returns before taxes                      -1.33%                __                   __                   2.80%
Class C (1/7/03)
returns before taxes                       1.46%                __                   __                   3.51%
Lehman Brothers Municipal Bond
Index*
reflects no deduction for fees,
expenses or taxes                          3.51%              5.59%                 5.71%                 4.43%**


_______________________________

*  Unlike the fund, the Lehman Index is not composed of bonds of a single state.

** Based on life of Class B and Class C. For comparative purposes, the value of the index on 12/31/02 is used as the beginning value of 1/7/03.


[Side Bar]

WHAT THIS FUND IS -- AND ISN'T

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[ICON]     EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table
                                                          Class A         Class B*        Class C         Class Z
Shareholder transaction fees
(fees paid from your account)
Maximum front-end sales charge on purchases

% of offering price                                       4.50            none            none            none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is                 none**          4.00            1.00            none
less
Maximum redemption fee
% of transaction amount                                   none            none            none            1.00***

Annual fund operating expenses
(expenses paid from series assets)
% of average daily net assets

Management fees                                           .60             .60             .60             .60
Rule 12b-1 fee                                            none            .50             .75             none
Shareholder services fee                                  .25             .25             .25             .06
Other expenses                                            .11             .16             .13             .11
------------------------------------------------------------------------------------------------------------------
Total                                                     .96            1.51            1.73             .77


* Class B shares of the series are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

*** Charged only when selling Class Z shares you have owned for less than 30 days.


EXPENSE EXAMPLE

                                  1 Year              3 Years           5 Years           10 Years
                                  ---------------------------------------------------------------------------
Class A                           $544                $742              $957              $1,575
Class B
with redemption                   $554                $777              $1,024            $1,517+
without redemption                $154                $477              $818              $1,517+
Class C
with redemption                   $276                $545              $939              $2,041
without redemption                $176                $545              $939              $2,041
Class Z                           $___                $___              $___              $___

+ Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

[Side Bar]

CONCEPTS TO UNDERSTAND

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. During the fiscal year ended December 31, 2005, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.49%. This waiver reflects an undertaking by Dreyfus to limit fund expenses (exclusive of Rule 12b-1 fees, shareholder services fees, taxes, brokerage, interest on borrowings, commitment fees, and extraordinary expenses) to 0.60%. This undertaking may be terminated upon 90 days' notice to shareholders.

RULE 12b-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee of 0.25% paid to the fund's distributor with respect to Class A, B and C shares and a fee of up to 0.25% used to reimburse the fund's distributor with respect to Class Z shares for shareholder account service and maintenance.

OTHER EXPENSEs: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. These expenses for Class Z shares are estimated for the current fiscal year; actual expenses may vary. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the series.

                       __________________________________


[ICON]     MANAGEMENT

INVESTMENT ADVISER

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.49% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended June 30, 2005. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

W. Michael Petty has been the primary portfolio manager of the fund since August 1997 and has been employed by Dreyfus since June 1997.

The Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

DISTRIBUTOR

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any shareholder services fees, sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


                       __________________________________


[ICON]     FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited (except as noted) by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. No information is provided for the fund's Class Z shares, which were not offered to the public as of June 30, 2006.

----------------------------------------------------- ------------- ---------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                                  -----------------------------------------------------------------
                                                  Six Month       2005          2004       2003(1)       2002          2001
                                                  Period Ended
                                                  June 30, 2006
Class A  Shares                                   (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period                13.13         13.26        13.32         13.25        12.76        12.86
Investment Operations:
   Investment income -- net (2)                       .28           .56          .55           .57          .62          .63
   Net realized and unrealized gain (loss) on
   investments                                       (.25)         (.14)        (.04)          .06          .49         (.10)
Total from investment operations                      .03           .42          .51           .63         1.11          .53
Distributions:
   Dividends from investment income -- net           (.28)         (.56)        (.55)         (.56)        (.62)        (.63)
   Dividends from net realized gain on investment     ___           ___         (.02)          ___         (.00)(3)     (.00)(3)
Total distributions                                  (.28)         (.56)        (.57)         (.56)        (.62)        (.63)
Net asset value, end of period                      12.87         13.12        13.26         13.32        13.25        12.76
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                      .23(4,5)     3.22(4)      3.91(4)       4.90(4)      8.88         4.19
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets         .96(6)        .96           .95           .95           .94           .94
Ratio of net expenses to average net assets           .85(6)        .85           .85           .86           .85           .86
Ratio of net investment income to average net
assets                                               4.36(6)       4.25          4.16          4.29             4.77       4.87
Portfolio turnover rate                              8.88(5)      11.22         16.98         24.45         33.10         28.39
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)             458,784       475,203       500,585       536,073       558,814       545,112


1 The fund commenced offering Class A, B and C shares on January 7, 2003. The existing shares were redesignated Class A.
2    Based on average shares outstanding at each month end.
3    Amount represents less than $.01 per share.
4    Exclusive of sales charge.
5    Not annualized.
6    Annualized.


-----------------------------------------------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                          -------------------------------------------------
                                            Six Month     2005                2004        2003(1)
                                            Period
                                            Ended June
                                            30, 2006
Class B Shares                              (unaudited)
-----------------------------------------------------------------------------------------------------------
Per-Share Data ($):
Net asset value, beginning of period           13.10         13.25               13.30       13.13
Investment Operations:
   Investment income -- net (2)                  .25           .50                 .48         .48
   Net realized and unrealized gain
   (loss) on investments                        (.25)         (.16)               (.03)        .17
Total from investment operations                 .00(3)        .34                 .45         .65
Distributions:
   Dividends from investment income - net       (.25)         (.49)               (.48)       (.48)
   Dividends from net realized gains on
   investments                                   ___           ___                (.02)        ___
-----------------------------------------------------------------------------------------------------------
Total distributions                             (.25)         (.49)               (.50)       (.48)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                 12.85         13.10               13.25       13.30
-----------------------------------------------------------------------------------------------------------
Total Return (%) (4)                            (.02)(3)      2.63                3.46        5.07(5)
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets   1.52(6)       1.51                1.50        1.49(6)
Ratio of net expenses to average net assets     1.35(6)       1.35                1.35        1.36(6)
Ratio of net investment income to average
  net assets                                    3.86(6)       3.74                3.65        3.63(6)
Portfolio turnover rate                         8.88(5)      11.22               16.98       24.45
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)          1,986         2,025               1,614       1,038
-----------------------------------------------------------------------------------------------------------


1    From January 7, 2003 (commencement of initial offering) to
     December 31, 2003.
2    Based on average shares outstanding at each month end.
3    Amount represents less than $.01 per share.
4    Exclusive of sales charge.
5    Not annualized.
6    Annualized.


------------------------------------------------- ------------- ---------------------------------- --------------
                                                                     Year Ended December 31,
                                                                ------------- -------------------- --------------
Class C Shares                                    Six Month     2005          2004                 2003(1)
                                                  Period
                                                  Ended June
                                                  30, 2006
                                                  (unaudited)
------------------------------------------------- ------------- ------------- -------------------- --------------
Per-Share Data ($):
Net asset value, beginning of period                 13.11        13.25         13.31                 13.13
Investment Operations:
   Investment income -- net (2)                         .23          .46           .45                   .44
   Net realized and unrealized gain (loss) on         (.25)        (.14)         (.04)                  .19
investments
Total from investment operations                      (.02)         .32           .41                   .63
Distributions:
   Dividends from investment income - net             (.23)        (.46)         (.47)                 (.45)
------------------------------------------------- ------------- ------------- -------------------- --------------
   Dividends on net realized gain on investments      ___           ___          (.02)                  ___
------------------------------------------------- ------------- ------------- -------------------- --------------
Total distributions                                   (.23)        (.46)         (.47)                 (.45)
------------------------------------------------- ------------- ------------- -------------------- --------------
Net asset value, end of period                       12.86        13.11         13.25                 13.31
------------------------------------------------- ------------- ------------- -------------------- --------------
Total Return (%) (3)                                  (.14)(4)     2.45          3.13                  4.88(4)
------------------------------------------------- ------------- ------------- -------------------- --------------
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets         1.73(5)      1.73          1.72                  1.72(5)
Ratio of net expenses to average net assets           1.60(5)      1.60          1.60                  1.59(5)
Ratio of net investment income to average net
assets                                                3.61(5)      3.51          3.41                  3.34(5)
Portfolio turnover rate                               8.88(4)     11.22         16.98                 24.45
------------------------------------------------- ------------- ------------- -------------------- --------------
Net assets, end of period ($ x 1,000)                2,485        2,732         1,736                 1,188


1    From January 7, 2003 (commencement of initial offering) to December
     31, 2003.
2    Based on average shares outstanding at each month end.
3    Exclusive of sales charge.
4    Not annualized.
5    Annualized.

                       __________________________________


                                                                 YOUR INVESTMENT

[ICON]     SHAREHOLDER GUIDE

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your financial institution for further information.

THIS PROSPECTUS OFFERS CLASS A, B, C AND Z SHARES OF THE FUND.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

DECIDING WHICH CLASS OF SHARES TO BUY:  CLASS A, C AND Z SHARES

The fund offers Class A and C shares. Class Z shares generally are available only to shareholders who received Class Z shares in exchange for their shares of Dreyfus New Jersey Intermediate Municipal Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts. The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

WHEN YOU INVEST IN CLASS A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees. Class A, B and C shares are subject to a shareholder service fee.

A more complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.


                               Class A              Class C          Class Z*
Initial sales charge           up to 4.50%          none             none
----------------------------   -------------------  -------------   -----------
Ongoing distribution fee       none                 0.75%            none
(Rule 12b-1 fee)
----------------------------   ------------------  ---------------- -----------
Ongoing shareholder service    0.25%                0.25%            up to 0.25%
fee
----------------------------   --------------------  ----------------------
Contingent deferred sales      1% on sale of shares   1% on sale of  none
charge                         bought within one      shares held
                               year without an        for one year
                               initial sales charge   or less
                               as part of an
                               investment of $1
                               million or more
----------------------------------------------------------------------------
Conversion feature             no                     no             no
----------------------------------------------------------------------------
Recommended purchase
maximum                        none                    $1 million    none

* Class Z shares generally are not available for new accounts.


CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class Z shares), Class A shares will always be the most advantageous choice.

------------------------------------ ------------------------ -----------------
CLASS A SALES CHARGES
                                              Sales charge       Sales charge
                                               as a % of          as a % of
Purchase amount                              offering price         NAV
------------------------------------ ------------------------ ----------------
Less than $50,000                                4.50%              4.70%
$50,000 to $99,999                               4.00%              4.20%
$100,000 to $249,999                             3.00%              3.10%
$250,000 to $499,999                             2.50%              2.60%
$500,000 to $999,999                             2.00%              2.00%
$1 million or more*                               none              none


*No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase (except shares bought through dividend reinvestment).

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE IN THE FOLLOWING WAYS:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES may be purchased at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

     o board members of Dreyfus and board members of the Dreyfus Family of Funds

     o full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

     o "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

     o qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

     o investors with cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options

     o members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS C SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

CLASS Z SHARE CONSIDERATIONS--CLASS Z SHARES GENERALLY ARE NOT AVAILABLE FOR NEW ACCOUNTS

CLASS Z SHARES GENERALLY ARE OFFERED ONLY to shareholders of the fund who received Class Z shares in exchange for their shares of Dreyfus New Jersey Intermediate Municipal Bond Fund as a result of the reorganization of such fund.

CLASS B SHARE CONSIDERATIONS

Class B shares sold within six years of purchase are subject to the following
CDSCs:


CLASS B SALES CHARGES
                         CDSC as a % of
For shares               amount redeemed
sold in the:             subject to the charge
---------------         -------------------------
First year               4.00%
Second year              4.00%
Third year               3.00%
Fourth year              3.00%
Fifth year               2.00%
Sixth year               1.00%
Thereafter               none


Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC WAIVERS

THE CDSC ON CLASS A, B AND C SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions of Class B or Class C shares through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

WHEN CALCULATING ITS NAV, the fund's investments generally are valued by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be done by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment -- Shareholder Guide-- General Policies" for further information about the fund's frequent trading policy.



MINIMUM INVESTMENTS

                                       Initial             Additional
--------------------------- ---------------------------------------------------
REGULAR ACCOUNTS                      $1,000                  $100


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

                       __________________________________

[Left Side Bar]

CONCEPTS TO UNDERSTAND

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by the number of its existing shares outstanding. The fund's shares are offered at NAV, but Class A shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

                       __________________________________

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

BEFORE SELLING OR WRITING A CHECK AGAINST SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING CLASS Z shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on fund shares acquired through dividend reinvestment).

[Side Bar]

WRITTEN SELL ORDERS

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

o    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Limitations on selling shares by phone or online


Proceeds                    Minimum             Maximum
sent by                     phone/online        phone/online
--------------------------- ------------------- ------------------------------

CHECK*                      no minimum          $250,000 per day

WIRE                        $1,000              $500,000 for joint accounts
                                                every 30 days/$20,000 per day

DREYFUS TELETRANSFER        $500                $500,000 for joint accounts
                                                every 30 days/$20,000 per day


* Not available online on accounts whose address has been changed within the last 30 days.


GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus/Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

[Left Side Bar]

SMALL ACCOUNT POLICY

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.


                                            __________________________________


[ICON]     DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Dividends and capital gain distributions of the fund will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all dividends paid to you will be exempt from federal and New Jersey personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

FOR NEW JERSEY PERSONAL INCOME TAX PURPOSES, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from New Jersey personal income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey personal income tax.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES OF A FUND WHEN THE FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


[ICON]     SERVICES FOR FUND INVESTORS

IF YOU PURCHASED FUND SHARES THROUGH A THIRD PARTY, the third party may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.


                       __________________________________

For investing

DREYFUS AUTOMATIC           For making automatic investments
ASSET BUILDER(R)              from a designated bank account.

DREYFUS PAYROLL             For making automatic investments
SAVINGS PLAN                through a payroll deduction.

DREYFUS GOVERNMENT          For making automatic investments
DIRECT DEPOSIT              from your federal employment,
PRIVILEGE                   Social Security or other regular
                            federal government check.

DREYFUS DIVIDEND            For automatically reinvesting the
SWEEP                       dividends and distributions from
                            the fund into another Dreyfus fund or certain
                            Dreyfus Founders funds (not available for IRAs).

                       __________________________________

For exchanging shares

DREYFUS AUTO-               For making regular exchanges
EXCHANGE PRIVILEGE          from the fund into another Dreyfus fund or
                            certain Dreyfus Founders funds.

                       __________________________________

For selling shares

DREYFUS AUTOMATIC           For making regular withdrawals
WITHDRAWAL PLAN             from most Dreyfus funds.  There will be no CDSC
                            on Class B or Class C shares, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.


CHECKWRITING PRIVILEGE (CLASS A AND Z ONLY)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. Class Z shares also may be exchanged for shares of certain other Dreyfus funds. You can request your exchange by contacting your financial representative. Class Z shares also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, the fund may deduct a 1% redemption fee if you are selling or exchanging Class Z shares you have owned for less than 30 days, you also may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

DREYFUS EXPRESS(R)
VOICE-ACTIVATED ACCOUNT ACCESS (CLASS Z ONLY)

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more - when it's convenient for you - by calling 1-800-645-6561. Certain requests may require the services of a representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.




                       __________________________________


                                               INSTRUCTIONS FOR REGULAR ACCOUNTS

TO OPEN AN ACCOUNT

[ICON]     IN WRITING

Complete the application.
Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA  02205-8502
Attn:  Institutional Processing

[ICON]     BY TELEPHONE

WIRE Call us to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:
o    ABA# 021000018
o    DDA# 8900052295
o    the fund name
o    the share class
o    your account number
o    name(s) of investor(s)
o    dealer number if applicable

Return your application with the account number on the application.

[ICON]     ONLINE (WWW.DREYFUS.COM)

                  ________

[ICON]     AUTOMATICALLY

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 55268, Boston, MA  02205-8502
Attn:  Institutional Processing

WIRE Have your bank send your investment to The Bank of New York, with these instructions:
o    ABA # 021000018
o    DDA # 8900052295
o    the fund name
o    the share class
o    your account number
o    name(s) of investor(s)
o    dealer number if applicable

ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Website to request your transaction.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.


TO SELL SHARES

Write a redemption check (Class A and Z only) or write a letter of instruction that includes:
o    your name(s) and signature(s)
o    your account number
o    the fund name
o    the share class
o    the dollar amount you want to sell
o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies--Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA  02205-8502
Attn:  Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

WIRE Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Website to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Website to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

[Left Side Bar]

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Class Z shareholders should call 1-800-645-6561.

Make checks payable to:  THE DREYFUS FAMILY OF FUNDS.

[Right Side Bar]

CONCEPTS TO UNDERSTAND

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                       __________________________________


                              FOR MORE INFORMATION

DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.
SEC file number:  811-5454

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

STATEMENT OF ADDITIONAL INFORMATIon (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

PORTFOLIO HOLDINGS

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

[Left Side Bar]

        To obtain information:

        BY TELEPHONE
        Call your financial representative or 1-800-554-4611
        Holders of Class Z shares should call 1-800-645-6561

        BY MAIL Write to:
        The Dreyfus Premier Family of Funds
        144 Glenn Curtiss Boulevard
        Uniondale, NY  11556-0144

        ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
        http://www.sec.gov

        You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(C) 2006 Dreyfus Service Corporation








-------------------------------------------------------------------------------

              DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.
                  CLASS A, CLASS B, CLASS C AND CLASS Z SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER __, 2006

-------------------------------------------------------------------------------


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier New Jersey Municipal Bond Fund, Inc. (the "Fund"), dated December __, 2006, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561).

     The Fund's most recent Annual and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                           PAGE

DESCRIPTION OF THE FUND.....................................................B-2
MANAGEMENT OF THE FUND.....................................................B-17
MANAGEMENT ARRANGEMENTS....................................................B-23
HOW TO BUY SHARES..........................................................B-30
DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN.............................B-36
HOW TO REDEEM SHARES.......................................................B-37
SHAREHOLDER SERVICES.......................................................B-43
DETERMINATION OF NET ASSET VALUE...........................................B-47
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................B-48
PORTFOLIO TRANSACTIONS.....................................................B-51
INFORMATION ABOUT THE FUND.................................................B-51
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................B-56
APPENDIX A.................................................................B-57
APPENDIX B.................................................................B-70


                             DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation formed on January 11, 1988. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, the Fund invests in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

     The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     NEW JERSEY MUNICIPAL BONDS. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and New Jersey state personal income taxes (collectively, "New Jersey Municipal Bonds"). To the extent acceptable New Jersey Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Bonds the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of New Jersey, income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax ("AMT"). The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objective.

     CERTAIN TAX EXEMPT OBLIGATIONS. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

     TAX EXEMPT PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

     TENDER OPTION BONDS. The Fund may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     CUSTODIAL RECEIPTS. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     INVERSE FLOATERS. The Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

     ZERO COUPON, PAY-IN-KIND AND STEP-UP MUNICIPAL BONDS. The Fund may invest in zero coupon securities which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investments.

     RATINGS OF MUNICIPAL BONDS. The Fund will invest at least 80% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) in Municipal Bonds (including notes) and other securities by ratings for the fiscal year ended December 31, 2005, computed on a monthly basis, was as follows:

                                                                  Percentage of
FITCH         or      MOODY'S            or      S&P                  VALUE

AAA                   Aaa                        AAA                  67.0%
AA                    Aa                         AA                    3.4
A                     A                          A                    11.9
BBB                   Baa                        BBB                  10.9
B                     B                          B                      .5
F-1+/F-1              VMIG1/MIG1, P-1            SP-1+/SP-1, A-1        .4
Not Rated             Not Rated                  Not Rated             5.9*
                                                                     -------
                                                                      100.0%
                                                                     =======
-----------------------
* Included in the Not Rated category are securities comprising 5.9% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.0%), AA/Aa (2.0%), A/A (.8%), Baa/BBB (1.8%) and B/B(0.3%).

     Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold Municipal Bonds. To the extent that the ratings given by the Rating Agencies for Municipal Bonds may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that the Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

     TAXABLE INVESTMENTS. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Bonds are unavailable for investment by the Fund, more than 20% of the Fund's net assets may be invested in securities that are not exempt from New Jersey personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

INVESTMENT TECHNIQUES

     The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

     BORROWING MONEY. The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality investments with short maturities.

     DERIVATIVES. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, and swap agreements. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives.

     The Fund will not be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company, for an exclusion from the definition of commodity pool operator and that, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

FUTURES TRANSACTIONS--IN GENERAL. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

SWAP TRANSACTIONS. The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk, manage duration and reduce portfolio turnover. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Swap agreements can take many forms and are known by a variety of names.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     In a typical interest rate lock transaction, if Party A desires to look in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Municipal Bond or U.S. Treasury security. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

     The Fund will set aside cash or permissible liquid assets to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or permissible liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.

     The most important factor in the performance of a swap agreement is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from the Fund. If a swap agreement called for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

     The Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Manager to present minimal credit on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

     The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     The Fund will enter into swap transactions only when the Manager believes it would be in the best interests of the Fund's shareholders to do so. Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

OPTIONS--IN GENERAL. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to the Municipal Bonds held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bonds and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Bonds. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bonds redeeming, or other holder of the call option from calling away, the Municipal Bonds before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

     FORWARD COMMITMENTS. The Fund may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

     INVESTING IN MUNICIPAL BONDS. The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of New Jersey Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of New Jersey Municipal Bonds as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     INVESTING IN NEW JERSEY MUNICIPAL BONDS. Because the Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Bonds. You should review "Appendix A" provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Bonds.

     LOWER RATED BONDS. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated municipal securities. See "Appendix B" for a general description of the Rating Agencies' ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up securities, in which the Fund may invest up to 5% of its total net assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

     SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, the Manager will ordinarily seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company and available investments or opportunities for sales will be allocated to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. The Fund, together with other investment companies or accounts advised by the Manager or its affiliates, may own significant positions in certain Municipal Bond issues that, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of such positions should it desire to do so.

INVESTMENT RESTRICTIONS

     The Fund's investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in New Jersey Municipal Bonds (or other instruments with similar economic characteristics), are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, shall not constitute borrowing.

     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions Nos. 2, 3 and 10 may be deemed to give rise to a senior security.

     7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

     12. Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess

     The Fund and the Manager have received an exemptive order from the SEC which, among other things, permits the Fund to use cash collateral received in connection with lending the Fund's securities, and other uninvested cash, to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.



                             MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of the Fund, and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

        The Dreyfus Corporation...........................    Investment Adviser
        Dreyfus Service Corporation.......................    Distributor
        Dreyfus Transfer, Inc.............................    Transfer Agent
        The Bank of New York..............................    Custodian

BOARD MEMBERS OF THE FUND(1)

     Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships and affiliations, are shown below.

-----------------------
(1) None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

Name  (Age)                     Principal Occupation                   Other Board Memberships and
Position with the Fund (SINCE)  DURING PAST 5 YEARS                    AFFILIATIONS

Joseph S. DiMartino (62)        Corporate Director and Trustee         The Muscular Dystrophy Association,
Chairman of the Board (1995)                                             DIRECTOR
                                                                       Levcor International, Inc., an
                                                                         apparel fabric  processor,
                                                                         Director
                                                                       The Newark Group, a provider of a
                                                                         national market of paper recovery
                                                                         facilities, paperboard mills and
                                                                         paperboard converting plants,
                                                                         DIRECTOR
                                                                       Sunair Services Corporation,
                                                                         engaging in the design,
                                                                         manufacture and sale of high
                                                                         frequency systems for long-range
                                                                         voice and data communications, as
                                                                         well as providing certain
                                                                         outdoor-related services to homes
                                                                         and businesses, DIRECTOR

Gordon J. Davis (65)            Partner of LeBoeuf, Lamb, Greene &     Consolidated Edison, Inc., a utility
Board Member (1993)               MacRae                                 company, DIRECTOR
                                President, Lincoln Center for the      Phoenix  Companies, Inc., a life
                                  Performing Arts, Inc.                  insurance company, DIRECTOR
                                                                       Board Member/Trustee for several
                                                                         not-for-profit groups

David P. Feldman (66)           Corporate Director and Trustee         BBH Mutual Funds Group (11 funds),
Board Member (1991)                                                      DIRECTOR
                                                                       The Jeffrey Company, a private
                                                                         investment company, DIRECTOR
                                                                       QMED,  a medical device company,
                                                                         DIRECTOR

Lynn Martin (66)                Advisor to the international           SBC Communications, Inc., DIRECTOR
Board Member (1994)               accounting firm of Deloitte &        AT&T Inc., DIRECTOR
                                  Touche LLP and                       Ryder System, Inc., a supply chain
                                Chairperson to its Council for  the      and transportation management
                                  Advancement of Women                   company, DIRECTOR
                                Advisor to Ameritech                   The Proctor & Gamble Co., a consumer
                                President, The Martin Hall Group LLP     products company, DIRECTOR
                                                                       Constellation Energy Group, DIRECTOR
                                                                       Chicago Council on Foreign Relations

Daniel Rose (76)                Chairman and Chief Executive Officer   Baltic-American Enterprise Fund,
Board Member (1992)               of Rose Associates, Inc., a New        VICE CHAIRMAN AND DIRECTOR
                                  York based real estate development   Harlem Educational Activities Fund,
                                  and management firm                    Inc., CHAIRMAN
                                                                       Housing Committee of the Real Estate
                                                                         Board of New York, Inc., DIRECTOR

Philip L. Toia (73)             Retired                                None
Board Member  (1997)

Sander Vanocur (78)             President of Old Owl Communications    None
Board Member (1992)

Anne Wexler (76)                Chairman of the Wexler & Walker        Wilshire Mutual Funds (5 funds),
Board Member (1994)               Public Policy, consultants             DIRECTOR
                                  specializing in government           Methanex Corporation, a methanol
                                  relations and public affairs           producing company, DIRECTOR
                                                                       Member of the Council of Foreign
                                                                         Relations
                                                                       Member of the National Park
                                                                         Foundation

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Fund's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Fund's investments. The Fund's audit committee met three times during the fiscal year ended December 31, 2005. The compensation, nominating and pricing committees did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

                                              Aggregate Holding of Funds in the
                                              Dreyfus Family of Funds for Which
NAME OF BOARD MEMBER            FUND          RESPONSIBLE AS A BOARD MEMBER

Joseph S. DiMartino             None          Over $100,000

Gordon J. Davis                 None          None

David P. Feldman                None          $10,001 - $50,000

Lynn Martin                     None          None

Daniel Rose                     None          None

Sander Vanocur                  None          $1-$10,000

Philip L. Toia                  None          $1-$10,000

Anne Wexler                     None          None

     As of December 31, 2005, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting (with a minimum $500 per meeting and per telephone meeting) attended for the Fund and eight other funds (comprised of nine portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2005, was as follows:

                                          Aggregate Compensation from the     Total Compensation from the Fund and
NAME OF BOARD MEMBER                                   FUND*                  FUND COMPLEX PAID TO BOARD MEMBER(**)

Gordon J. Davis                                    $10,340                            $100,500 (24)

Joseph S. DiMartino                                $12,928                            $833,262 (193)

David P. Feldman                                   $10,340                            $194,898 (55)

Lynn Martin                                        $10,340                            $ 50,000 (9)

Eugene McCarthy***                                 $   500                            $  9,472 (9)

Daniel Rose                                        $ 9,511                            $ 93,000 (18)

Philip L. Toia                                     $10,340                            $ 50,500 (9)

Sander Vanocur                                     $10,340                            $ 97,000 (18)

Anne Wexler                                        $10,340                            $ 99,250 (34)

________________________
* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,765.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
***  Emeritus Board member from March 29, 1996 to December 10, 2005.


OFFICERS OF THE FUND

STEPHEN E. CANTER, PRESIDENT. Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT. Chief Investment Officer, Vice
     Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, VICE PRESIDENT. Executive Vice President, Secretary and General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, TREASURER. Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, VICE PRESIDENT AND SECRETARY. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, VICE PRESIDENT AND ASSISTANT SECRETARY. Associate General
     Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

GAVIN C. REILLY, ASSISTANT TREASURER. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

ERIK D. NAVILOFF, ASSISTANT TREASURER. Senior Accounting Manager - Taxable Fixed
     Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER. Senior Accounting Manager - Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER. Vice President and
     Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, CHIEF COMPLIANCE OFFICER. Chief Compliance Officer of the
     Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on _______, 2006. See "Information About the Fund" for a list of shareholders known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of ______, 2006.

                             MANAGEMENT ARRANGEMENTS

     INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chair of the Board and Chief Executive Officer; Thomas F. Eggers, President and Chief Operating Officer; and a director; Jonathan Baum, Vice Chair
- Distribution; Stephen R. Byers, Chief Investment Officer, Vice Chair and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; J. David Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Scuilli, Vice President; Wendy
H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, Robert P. Kelly, David F. Lamere and Ronald P. O'Hanley III, directors.

     The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any Fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Service Plan."

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The management fees paid for the fiscal years ended December 31, 2003, 2004 and 2005 amounted to $3,275,425, $3,077,240 and $2,955,129, respectively, which amounts were reduced by $518,246, $529,867 and $545,919 respectively, pursuant to undertakings by the Manager, resulting in a net fee of $2,757,179 for 2003, $2,547,373 for 2004 and $2,409,210 for 2005.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class A shares, 1-1/2% of the value of the Fund's average net assets attributable to Class A shares for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

     PORTFOLIO MANAGEMENT. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph A. Irace, Colleen A. Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     PORTFOLIO MANAGER COMPENSATION. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: portfolio performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus' pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

     Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager's performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus' Chief Investment Officer's evaluation of the portfolio manager's performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus' Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

     ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:


                          REGISTERED
                          INVESTMENT         ASSETS         POOLED       ASSETS          OTHER     ASSETS
  PORTFOLIO MANAGER     COMPANY ACCOUNTS     MANAGED        ACCOUNTS     MANAGED       ACCOUNTS    MANAGED
Michael Petty                  6           $2 billion          0           $0              0         $0

     None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:


                                                                DOLLAR RANGE OF FUND SHARES
PORTFOLIO MANAGER        FUND NAME                              BENEFICIALLY OWNED
Michael Petty            Dreyfus Premier New Jersey Municipal   None
                         Bond Fund

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

     Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

     The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents, and generally paid Service Agents 4% on new investments of Class B shares made through such Service Agents, of the net asset value of such shares purchased by their clients. With respect to Class B shares of the Fund issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSC's, as applicable, with respect to Class A, Class B and Class C shares, are set forth below.

                  Fiscal Year           Fiscal Year             Fiscal Year
                   ENDED 2003           ENDED 2004               ENDED 2005
Class A             $30,400               $13,499                  $9,676
Class B              $3,188                $1,919                  $6,192
Class C                $450                   $58                    $327

     The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund. These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing". In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the "Custodian"), One Wall Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

                                HOW TO BUY SHARES

     GENERAL. Class A and Class C shares of the Fund may be purchased only by clients of Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged fee if an investment check is returned unpayable.

     Class Z shares are offered only to shareholders of the Fund who received Class Z shares in exchange for their shares of Dreyfus New Jersey Intermediate Municipal Bond Fund as a result of the reorganization of such fund and who continue to maintain Fund accounts at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus New Jersey Intermediate Municipal Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and "wrap accounts" or similar programs. Class Z shares generally are not available for new accounts.

     As of June 1, 2006 (the "Effective Date"), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management LLC ("Founders"), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services--Fund Exchanges") as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specific the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B attributes, including associated CDSC schedules, conversion to Class A features and Distribution and Shareholder Services Plan fees, will continue in effect.

     Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

     The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     When purchasing shares of the Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund's Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Management Arrangements - Distributor", Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received. You should consult your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

     For Class A, Class C and Class Z shares of the Fund, the minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of the Fund is $1,000. Subsequent exchanges for Class B shares of the Fund must be at least $500.

     Class A, Class C and Class Z shares of the Fund also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described undeR "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus, except for shareholders beneficially owing Class A shares of the Fund on January 6, 2003, a sales load as shown below:

                                TOTAL SALES LOAD*

                                                                                           Dealers' Reallowance as a
                                 As a % of offering PRICE    As a % of net asset VALUE               % of
AMOUNT OF TRANSACTION                    PER SHARE                    PER SHARE                 OFFERING PRICE
Less than $50,000                          4.50                         4.70                         4.25
$50,000 to less than
$100,000                                   4.00                         4.20                         3.75
$100,000 to less than
$250,000                                   3.00                         3.10                         2.75
$250,000 to less than
$500,000                                   2.50                         2.60                         2.25
$500,000 to less than
$1,000,000                                 2.00                         2.00                         1.75
$1,000,000 or more                          -0-                          -0-                          -0-

*Due to rounding, the actual sales load you pay may be less than that calculated using these percentages.

     For shareholders of the Fund who beneficially owned Class A shares of the Fund on January 6, 2003, the public offering price for Class A shares of the Fund is the net asset value per share of that Class.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Management Arrangements--Distributor."

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2005:

Net Asset Value Per Share                                    $13.12
Per Share Sales Charge - 4.50%
      of offering price (4.70% of net asset value
      per share)                                             $  .62
Per Share Offering Price to the Public                       $13.74


     CLASS A SHARES OFFERED AT NET ASSET VALUE. Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the Fund, or a Founders-managed fund since on or before February 28, 2006.

     Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

     Class A Shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     CLASS B SHARES. Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge-Class B Shares."

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares of the Fund that have been acquired through the reinvestment of Fund dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

     CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares - Contingent Deferred Sales Charge - Class C Shares."

     CLASS Z SHARES. The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

     RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined below, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of the Fund, or shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an indirect subsidiary of the Manager that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds") and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TELETRANSFER purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern Time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business). Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

     REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

     DISTRIBUTION PLAN. Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to each of Class B and Class C, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, or (ii) by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended December 31, 2005, the fees for Class B and Class C shares pursuant to the Distribution Plan were $9,435, and $15,164, respectively.

     SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class and reimburses the Distributor for certain allocated expenses of providing such services with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Class, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended December 31, 2005, the Fund paid $1,221,532 for Class A shares, $4,717 for Class B shares and $5,055 for Class C shares pursuant to the Shareholder Service Plan. As Class Z shares of the Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Class pursuant to the Shareholder Services Plan.

                              HOW TO REDEEM SHARES

     GENERAL. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege, for a period of up to eight business days after receipt by the Transfer agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     REDEMPTION FEE - CLASS Z SHARES. The Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such Class Z shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

     No redemption fee will be charged on the redemption or exchange of Class Z shares (1) through the Fund's Checkwriting Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.

     CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares:

         Year Since Purchase             CDSC as a % of Amount Invested or
          PAYMENT WAS MADE             REDEMPTION PROCEED (WHICHEVER IS LESS)
                First                                   4.00
               Second                                   4.00
                Third                                   3.00
               Fourth                                   3.00
                Fifth                                   2.00
                Sixth                                  1.00*

_____________
* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of a Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:


                                                        CDSC as a % of
          Year Since                                    Amount Invested or
          Purchase Payment                              Redemption Proceeds
          WAS MADE                                      (WHICHEVER IS LESS)
          First...................................                  5.00
          Second..................................                  4.00
          Third...................................                  3.00
          Fourth..................................                  3.00
          Fifth...................................                  2.00
          Sixth...................................                  1.00
          Seventh.................................                  0.00
          Eighth..................................                   0.00**
          ________________________
          ** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     WAIVER OF CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to
Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     CHECKWRITING PRIVILEGE--CLASS A AND CLASS Z ONLY. The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

     REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See "How To Buy Shares--Dreyfus TELETRANSFER Privilege."

     STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

     FUND EXCHANGES. Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares exchanged out of the Fund where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

     E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

     As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money marked fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders and the General Fund. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 (holders of Class Z shares should call 1-800-645-6561), or visit www.dreyfus.com. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     DREYFUS-AUTOMATIC ASSET BUILDER.(R) Dreyfus-AUTOMATIC Asset Builder permits you to purchase Class A, Class C and Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C and Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

     DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C and Class Z shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C and Class Z shares in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     LETTER OF INTENT--CLASS A SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

                        DETERMINATION OF NET ASSET VALUE

     VALUATION OF PORTFOLIO SECURITIES. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) are determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed under the general supervision of the Fund's Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with the procedures approved by the Fund's Board. Fair value of investments may be done by the Fund's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values. Expenses and fees, including the management fee and fees pursuant to the Shareholder Services Plan and, with respect to the Class B and Class C shares only, the Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended December 31, 2005. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

     Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment. Such a dividend or distribution would be a return of capital taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

     Offsetting positions held by the Fund involving certain futures and options transactions may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Fund is an investment company registered with the Securities and Exchange Commission, which for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Bonds, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

     If the Fund qualifies as a qualified investment fund and the Fund complies with its reporting obligations, (a) dividends and distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Fund as interest on or gain from New Jersey Municipal Bonds, and (b) gain from the sale of Fund shares by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the Fund and gain from the sale of shares in the Fund may represent taxable income.

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations such as zero coupon, pay-in-kind or step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

                             PORTFOLIO TRANSACTIONS

     GENERAL. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders. The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price. In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) the availability of natural liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (I.E., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (E.G., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions. Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Under the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) procedures, portfolio managers and their corresponding trading desks may seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to "round lot" amounts).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

     When transactions are executed in the over-the-counter market (I.E., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     DISCLOSURE OF PORTFOLIO HOLDINGS. It is the policy of the Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. The Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on its website at www.dreyfus.com. The information will be posted with a one-month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

     If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. The Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and
(b) the recipient signs a written confidentiality agreement.

     The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of the Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Fund's Board.


                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     On January 7, 2003, the Fund commenced offering Class B and Class C shares, renamed its existing shares "Class A shares" and changed its name to include the word "Premier."

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     The following shareholders are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of ______, 2006.


NAME AND ADDRESS                                           Percent of Total
                                                          SHARES OUTSTANDING

CLASS B SHARES

[Pershing LLC                                                17.9515%
Pershing DIV-Transfer Department
P.O. Box 2052
7th Floor
Jersey City, NJ 07303-2052

First Clearing, LLC                                          14.6541%
10750 Wheat First Drive
Glen Allen, VA 23060

Morgan Stanley DW
Mutual Funds Operations
3 Harborside Plaza 6th Floor
Jersey City, NY 07311-3907                                   11.9127%

MLPF & S For the Sole Benefit of its Customers
Attn. Fund Administration
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484                                  10.6623%

National Financial Services
82 Devonshire Street
Boston,  MA  02109-3605                                      5.2499%

CLASS C SHARES

Jerome Perl
100 Pine Street
Verona, NJ  07044-1346                                      19.9477 %

National Financial Services
82 Devonshire Street
G10G
Boston,  MA  02109-3605                                      13.8818%

MLPF & S For the Sole Benefit of its Customers
Attn. Fund Administration
4800 Deer Lake Dr E FL 3
Jacksonville, FL 32246-6484                                  12.417%

Joel D. Marvil
C/O Ames Rubber Corp.
23 Ames BLVD
Hamburg, NJ  07419-1514                                       6.2461%

August G. Baum & Dwight G. Baum TTEES
70 State Route 23N
Hamburg, NJ  07419                                            5.9094%]


            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.


                                   APPENDIX A

             RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

GENERAL INFORMATION

     DEMOGRAPHICS. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population. New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy. The State's central location also makes it an attractive location for corporate headquarters and international business offices.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

     New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's. Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's and 2000's. While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states. However, the increase in the State's population since the 1970's masks the redistribution of the population within the State. There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State. The State's population was 8,414,350 in 2000.

     ECONOMIC OUTLOOK. New Jersey has been experiencing an economic slowdown similar to the rest of the nation due to the economic recession that began in March 2001. Although economic activity has remained sluggish in calendar year 2003, signs of improving economic conditions are emerging.

     New Jersey's employment increased by 0.5% in October 2003 (compared to October 2002), adding 2,300 jobs for the month, continuing the positive year-to-year growth trend for the seventh consecutive month since April 2003. Overall, the State added 29,000 jobs between January and October of 2003. The State, however, continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry.

     The State's unemployment rate was 5.7% in October 2003, which was below the national rate of 6%. The unemployment rate, which rose to 6% during the second half of 2002 (up from 4.2% in 2001), was consistently below 6% for the first six months in 2003. The unemployment rate rose to 6.1% in July but stayed below 6% for three consecutive months since August 2003. Although the growth in the job market is still weak, New Jersey's employment level remained consistently above four million for the last six months since April 2003.

     The preliminary growth rate for New Jersey's per capita income in the second quarter of 2003 improved to 3.0% over the revised growth rate of 2.3% for the first quarter of 2003. The latest upward revision for the third quarter's national Gross National Product may be signaling an upward trend in New Jersey's per capita income growth in the coming quarters. Despite the weakness in the labor market, low inflation (around 2%) continues to benefit New Jersey consumers and businesses.

     Economic forecasts as of October 2003 for the national and State economies project continued economic recovery in the fourth quarter of 2003 and in 2004. The Federal Reserve Board remains optimistic about further increases in economic activity due to stabilizing conditions in the manufacturing sector. A rebound has been reported in business spending on computer hardware and software due to the current replacement phase of the information technology cycle. Economic activity is expected to accelerate in 2004. Continuing improvement in the labor market will be necessary to keep the economic recovery on track.

     New Jersey's economy is expected to follow the national trend in 2004. Employment growth was projected to remain below 1% in 2003, but grow moderately at greater than 1% in 2004. Personal income is expected to grow modestly, slightly above 4% in 2004. After another strong year in 2002, the housing sector is still robust, but housing starts are expected to ease slightly in the coming months. New vehicle registrations were projected to moderate but remain close to 630,000 units in 2003 and 2004. Inflation is expected to remain modest, around 2% in 2004. Low interest rates continue to support spending on housing and other consumer durables in the State.

     To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and no further turmoil in financial markets. The State and the nation may experience further near-term slow growth and the expected recovery may stall into early 2004 if consumers, investors and businesses become more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2004 and beyond are favorable.

STATE FINANCES

     The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. It is a Constitutional requirement that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

     STATE FUNDS AND ACCOUNTING.

     GENERAL FUND. This fund consists of all State revenues, not otherwise restricted by State statute. The largest part of the total financial operations of the State is accounted for in the General Fund. Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act enacted by the Legislature provides the basic framework for the operations of the General Fund.

     PROPERTY TAX RELIEF FUND. This fund accounts for revenues from the Gross Income Tax, which are dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.

     SPECIAL REVENUE FUNDS. These funds account for the resources legally restricted to expenditure for specified purposes. Such purposes must be other than special assessments, private-purpose trusts, or major capital projects. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

     DEBT SERVICE AND CAPITAL PROJECTS FUND. This fund accounts for payment of general long-term debt principal and interest.

     CAPITAL PROJECTS FUND. This fund accounts for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

     FIDUCIARY FUNDS. These funds include the Pension Trust Fund, the Investment Trust Fund, the Agency Funds, Private-Purpose Trust Funds and Agency Funds. These funds hold and report financial resources for their respective beneficiaries.

     PROPRIETARY FUNDS. These funds may be used to report any activity for which a fee is charged to external use for goods and services. Activities are required to be reported as enterprise funds if laws or regulations require that the activity's cost of providing services be recovered with fees and charges, rather than with taxes or similar revenues.

     FISCAL YEAR 2003-SUMMARY. For Fiscal Year 2003, the State's primary government assets totaled $27.8 billion, exceeding liabilities by $3.2 billion. The State's unrestricted net assets totaled a negative $7.9 billion, resulting from financing unfunded actuarial liabilities in the State's pension fund systems and uninsured motorist funds, and financing local elementary school construction. The State's Component Unit assets exceeded liabilities by $8.8 billion. The State's governmental funds reported combined ending balances of $7.76 billion, an increase of $2.1 billion from Fiscal Year 2002. State proprietary funds reported fiscal year ending assets of $2.2 billion, which was a decrease of $695 million from Fiscal Year 2002. The State's General Fund fiscal year ending balance totaled $2.3 billion, of which $373 million represented unreserved cash balances.

     The State's Fiscal Year 2003 net assets increased by $337.9 million. This amount is a result of the State's decision to sell 100% of the Tobacco Settlement Receipts. Approximately 45.5% of the State's total revenue came from general taxes, while 23.7% was derived from operating grants. Charges for services amounted to 20.3% of total revenues, while other items such as governmental subsidies and grants, capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 25.4% was for educational, cultural, and intellectual development. Physical and mental health amounted to 22.1% of total expenditures, while government direction, management, and control amounted to 13.5%. Other major expenditures focused on economic planning, development, and security, public safety and criminal justice, and community development and environmental management. During Fiscal Year 2003, governmental activity expenses exceeded program revenues, resulting in the use of $23.4 billion of general revenues (mostly taxes). Net expenses from business-type activities in Fiscal Year 2003 were lower than revenues by $21.8 million.

     The State's long-term debt obligations increased by 9.5%, to $18.8 billion, which included a net increase of bonded debt of $1.6 billion. During Fiscal Year 2003, the State issued $3.7 billion in bonds, which represented new issuances for education and transportation as well as four refunding transactions. The State paid $1.4 billion in total debt service in Fiscal Year 2003.

FISCAL YEARS 2004 AND 2005

     ESTIMATED REVENUES. Total General Fund revenues are expected to be approximately $16.6 billion and $17.9 billion in Fiscal Year 2004 and 2005, respectively. Revenues for the Property Tax Relief Fund are estimated to be approximately $7.2 billion and $7.8 billion in Fiscal Years 2004 and 2005, respectively. Total revenues, include all other State funds, are currently forecasted to be approximately $24.6 billion and $26.3 billion in Fiscal Years 2004 and 2005, respectively.

     The State's Fiscal Year 2004 Budget imposes a new, graduated, supplemental fee on realty transfers. The fee is payable to the county in which the deed is recorded. A portion of the fee is retained by the county to support public health services with the remainder remitted to the State Treasurer for deposit to the General Fund. The Fiscal Year 2004 Budget also inaugurates the State's Hotel/Motel Occupancy Tax. Effective August 1, 2003, the State imposed a 7% fee. For Fiscal Year 2005 and thereafter, a 5% fee will be imposed. The legislation establishing the Hotel/Motel Occupancy Tax designates special rate provisions for those municipalities that already impose local taxes or fees on hotel/motel occupancies.

     SALES AND USE TAX. The revised estimate of Sales and Use Tax collections for Fiscal Year 2004 totals $6.2 billion, a 5% increase from Fiscal Year 2003. The Fiscal Year 2005 estimate of $6.6 billion is a 5.5% increase from the Fiscal Year 2004 estimate.

     GROSS INCOME TAX. The revised estimate of Gross Income Tax collections for Fiscal Year 2004 totals $7.2 billion, a 7.5% increase from the Fiscal Year 2003. The Fiscal Year 2005 estimate of $7.8 billion is a 8.3 increase from the Fiscal Year 2004 estimate.

     CORPORATION BUSINESS TAX. The revised estimate of Corporation Business Tax collections for Fiscal Year 2004 totals $2.2 billion, an 11% decrease from Fiscal Year 2003 revenue. The Fiscal Year 2004 estimate of $2.4 billion is a 7% increase from the Fiscal Year 2004 estimate. The Corporate Business Tax underwent a major restructuring in Fiscal Year 2003. The Business Tax Reform Act, among other things, closed numerous loopholes, created an alternative minimum assessment, and affected the tracking of the income of business organizations, like partnerships, that do not pay taxes but distribute income to their owners. The proposed 2005 budget proposes to continue some of these efforts, including the suspension of the net operating loss deduction, which is estimated to accrue $275 million in revenues.

     TOBACCO SETTLEMENT. On March 21, 2003, an Illinois trial court entered a judgment against Phillip Morris USA ("Phillip Morris") in the amount of $10.1 billion, constituting both compensatory ($7.1 billion) and punitive ($3.0 billion) damages. Phillip Morris appealed and advised the states that were parties to the master settlement of the litigation with the tobacco companies in 1998 (the "Master Settlement") that due to the extraordinary amount of the bond required by the Illinois trial court for appeal it might not be able to make its April 15, 2003 payment under the Master Settlement. In September 2003, the Illinois Supreme Court reduced the appeal bond amount. The Master Settlement required Phillip Morris to make payments of approximately $4.0 billion every year. The revised estimate for Fiscal Year 2004 anticipates as revenue to the General Fund approximately $60 million from the Master Settlement. FEDERAL AID. Actual Federal aid receipts in the General Fund and special Transportation Fund for Fiscal Years 2001, 2002 and 2003 amounted to $6.3 billion, $7.2 billion and $7.5 billion, respectively. Estimated Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2004 and 2005 as contained in the proposed 2005 budget are estimated to be $8.7 billion and $8.5 billion, respectively.

     ATLANTIC CITY AND LEGALIZED GAMBLING. Legalized casino gambling was introduced into Atlantic City in 1977. As of June 2003, there are twelve casinos operating in Atlantic City. For the year ended December 31, 2002, the industry as a whole reported net income of $146.8 million, compared to $105.9 million the previous year. For the nine-month period ended September 30, 2003, the industry reported net income of $111.2 million, compared to net income of $174 million for the nine-month period ended September 30, 2002.

     The Casino Revenue Fund funds several programs that assist the elderly and disabled. Since May 1978, the industry has paid a total of $5.8 billion to the State for these programs. As of December 31, 2003, the Casino Revenue Fund earned $124.1 million in interest.

     STATE LOTTERY. The New Jersey Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2003, gross revenues totaled $2.1 billion, of which 55.4% was returned in prizes, 36.2% went to State education and institutions, 7.4% was paid to sales agents and vendors and 1% covered operational expenses. As of June 30, 2003, the State Lottery has generated over $32.5 billion in gross revenues and contributed $13.1 billion to the State. Higher education programs and elementary/secondary education programs have received approximately $4.1 billion and $2.4 billion, respectively.

     STATE APPROPRIATIONS. The State has made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2001 through 2003 in the amounts of $530 million, $496.2 million and $470.7 million, respectively. The Fiscal Year 2005 proposed budget includes an appropriation in the amount of $442.5 million for Fiscal Year 2004 and $444.5 million for Fiscal Year 2005, representing principal and interest payments for general obligation bonds. The State has appropriated $24.5 billion for Fiscal Year 2004 and $26.3 billion for Fiscal Year 2004.

     For Fiscal Year 2005, $10.6 billion (40.2%) is appropriated for State Aid, $8.4 billion (32.1%) is appropriated for grants-in-aid, $5.7 billion (21.7%) is appropriated for direct state services, $444.5 million (1.7%) is appropriate for debt service on State general obligation bonds and $1.1 billion (4.3%) is appropriated for Capital Construction.

     The largest recommended State Aid appropriation for 2005, in the amount of approximately $8.7 billion, is provided for local elementary and secondary education programs. Of this amount, $3.1 billion is for core curriculum standards. The Department of Community Affairs ("DCA") is planed to receive $979.3 million in State Aid for Fiscal Year 2005. Recommended appropriations for the Department for Human Services ("DHS") are $338.2 million in State Aid, and Department of the Treasury ("DOT") are $446.7 million in State Aid.

     The second largest appropriation in Fiscal Year 2005 is for grants-in-aid, which represent payments to individuals or public or private agencies for benefits to whom a recipient is entitled by law, or for the provision of services on behalf of the State. DHS, Department of Health and Senior Services and DOT were appropriated approximately $3.5 billion, $1.5 billion, and $1.1 billion respectively. The rest was appropriated for the DOT, the Department of Corrections and State colleges and Universities.

     The third largest portion of the appropriations for Fiscal Year 2005 is applied to direct State Services, which supports the operation of State government's departments, the Executive Office, several commissions, the Legislature and the Judiciary. In Fiscal Year 2005, appropriations aggregate to $5.7 billion.

STATE INDEBTEDNESS

     GENERAL OBLIGATION BONDS. The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The appropriation for debt service on the State's general obligation bonds is $444.5 million for Fiscal Year 2005.

     The general obligation bonded debt outstanding as of June 30, 2003 was approximately $3.3 billion, and the total long-term debt outstanding was approximately $18.8 billion. The amount provided by the General Fund to the Debt Service Fund for interest and principal payments for the fiscal year ended June 30, 2002 was $430.4 million. This is reflected in the Statement of Revenues, Expenditures and Changes in Fund Balances as a transfer to other funds in the General Fund and a transfer from other funds in the Debt Service Fund.

     In Fiscal Year 2003, the State issued more than $1.5 billion in general obligation bonds to fund various projects, including school construction, refunding of various general obligation bonds, funding of public and private higher educational institutions, construction of State and municipal community projects and other various voter-approved purposes. Final maturity for these bonds ranges from 2011 to 2027, with semi-annual interest payments commencing for the issued bonds in calendar year 2003.

     In prior years, the State has refunded various bond issuances by creating separate irrevocable trust funds. Refunding debt has been issued and the proceeds have been used to purchase United States Treasury Obligations--State and Local Government Series that were placed in the trust funds. The investments and fixed earnings from the investments are sufficient to fully service the defeased debt until the debt is called or matures. As of June 30, 2002, the amount of defeased general obligation debt outstanding, but removed from the long-term debt, amounted to $698 million.

     The New Jersey Sports and Exposition Authority ("NJSEA") has issued State guaranteed bonds of which $679.2 million were outstanding as of June 20, 2003. To date, NJSEA has not had a revenue deficiency requiring the State to pay debt service payments pursuant to its guarantee. It is anticipated that NJSEA's revenues will continue to be sufficient to pay debt service on these bonds.

     TAX AND REVENUE ANTICIPATION NOTES. In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. On July 16, 2002, the State issued $1.9 billion of a $2.6 billion of authorized TANs, the aggregate principal to be used to provide effective cash flow management to fund the imbalances that occur in the collection and distribution of various government purposes. The TANs matured on June 12, 2003. The State has authorized the issuance of up to $3.1 billion of TANs for Fiscal Year 2004. The State issued $1.5 billion of TANs September 25, 2003 and $400 million on January 23, 2004. Such notes are payable on June 25, 2004.

     THE PORT AUTHORITY. The Port Authority is a municipal corporate instrumentality of the States of New York and New Jersey created by compact between the two states in 1921 with the consent of the Congress of the United States. It is authorized and directed to plan, develop and operate terminals and other facilities of transportation and commerce, and to advance projects in the general fields of transportation, economic development and world trade that contribute to promoting and protecting the commerce and economy of the Port District, defined in the compact, which comprises an area of about 1,500 square miles in both states, centering around New York Harbor. The Governor of each State appoints six of the twelve members of the governing Board of Commissioners, subject to confirmation by the respective State Senate. Each Governor has from time to time exercised the statutory power to veto the actions of the commissioners from their state.

     The commissioners serve six-year overlapping terms as public officials without compensation. They establish Authority policy, appoint an Executive Director to implement it, and also appoint a General Counsel to act as legal advisor to the Board and to the Executive Director. The Authority undertakes only those projects authorized by the two states.

     The compact envisions the Port Authority as being financially self-sustaining and, as such, it must obtain the funds necessary for the construction or acquisition of facilities upon the basis of its own credit, its reserve funds, and its future revenues. The agency has neither the power to pledge the credit of either state or any municipality nor to levy taxes or assessments.

Except for Special Project Bonds, the Authority's debt is secured by its full faith and credit, its reserve funds, or a pledge of future revenues. Special Project Bonds are secured by a mortgage on the financed properties.

     RATINGS. As of June 30, 2003, the State's short-term credit ratings were SP-1+ (Standard & Poor's Corporation), MIG 1 (Moody's Investors Services) and F1+ (Fitch Investors Services). The State's long-term credit ratings were AA (Standard & Poor's Corporation), Aa2 (Moody's Investors Services) and AA (Fitch Investors Services).

LITIGATION

     The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

     TORT, CONTRACT AND OTHER CLAIMS. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

     AMERICAN TRUCKING ASSOCIATIONS, INC. AND TRI-STATE MOTOR TRANSIT, CO. V. STATE OF NEW JERSEY. The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State and certain State officials challenging the constitutionality of certain statutory annual hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). Plaintiffs are alleging that the renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the statute. Plaintiffs have obtained a class certification of their action. On October 2, 1997, oral argument was conducted on the parties' cross motions for summary judgment in the Tax Court. To date, no decision on the cross-motions has been rendered. The new Tax Court judge assigned to this matter is awaiting the outcome of a separate case brought by ATA against the State challenging the hazardous waste transporter registration fee rule.

     BUENA REGIONAL COMMERCIAL TOWNSHIP ET AL. V. NEW JERSEY DEPARTMENT OF EDUCATION ET AL. This lawsuit was filed on December 9, 1997 on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in ABBOTT V. BURKE, which included, without limitation, sufficient funds to allow the school districts to spend at the average of wealthy suburban school districts, to implement additional programs such as full-day kindergarten, half-day preschool programs for three and four year olds, technology, alternative school, accountability and school-to-work and college transition programs, and to upgrade school facilities. The BUENA school districts are seeking to be treated as special needs districts and to receive parity funding with the ABBOTT school districts as a remedial measure. They also are seeking additional funding as may be necessary to provide an education equivalent to that being provided in the ABBOTT districts. On September 26, 2002, the Administrative Law Judge (the "ALJ") issued an Initial Decision, finding that five of the 17 petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full "Abbott" funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the 12 districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ. Only six filed exceptions that the ALJ was incorrect as to them.

     On February 10, 2003, following a review of the Initial Decision, exceptions and record, the Commissioner of Education (the "Commissioner") adopted in part and rejected in part the Initial Decision. The Commissioner directed the respective County Superintendents to undertake thorough reviews of each of their districts' 2003 and 2004 budgets to determine their sufficiency to provide a thorough and efficient education to their students. On March 6, 2003, 10 districts appealed the Commissioner's decision to the State Board of Education. On July 2, 2003, two of the 10 districts withdrew their appeals.

     ABBOTT V APPEALS. Abbott districts, in furtherance of the Court's decision in ABBOTT V. BURKE ("ABBOTT V") and Department of Education regulations, have developed operational plans for the provision of early childhood programs. To date, only one of the original districts that filed petitions for the 1999-2000 school year remains active. Additionally, the Education Law Center (the "ELC") filed petitions for the 1999-2000 school year on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson, and on behalf of the students of West New York arising from the 1999 early childhood departmental decisions. By decisions dated August 20 and November 8, 2001, the matters brought by the ELC were dismissed for mootness, administrative reasons and failure to comply with an order of a judge. Six districts also filed appeals with the Commissioner, which were later transferred to the Office of Administrative Law (the "OAL") and subsequently resolved.

     On March 7, 2000 the Supreme Court issued its decision clarifying the requirements of ABBOTT V as to early childhood education and requiring licensed community providers to serve Abbott preschool children with a preschool program meeting Department of Education ("DOE") standards. On June 1, 2001, after resolving a number of appeals by Abbott districts seeking additional aid for early childhood programs for the 2000-01 school year, a final OAL decision was rendered on the early childhood "global issues". The State is facilitating the expedition of the remaining early childhood appeal from 1999-2000 in the OAL and will vigorously defend DOE's actions.

     2001-2002 ABBOTT DISTRICT APPEALS. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Four districts asked that their programs be approved as originally requested, and such requests were amicably resolved or dismissed. Eleven districts filed petitions of appeal on DOE decisions awarding additional State aid seeking over $353 million in addition to the aid previously awarded. The ELC filed petitions challenging the decisions and non-decisions of the DOE in this regard on behalf of students in the 30 Abbott districts. Generally, the ELC takes issue with the DOE's process and decisions regarding additional Abbott
v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

     2003-2004 ABBOTT DISTRICT SUPPLEMENTAL FUNDING APPEALS. On March 30, 2003, DOE issued decisions to 25 Abbott districts that requested additional aid. On June 6, 2003 23 of the 25 districts receiving decisions filed appeals of the decisions with the Commissioner. There were three primary issues in the appeals:
(i) whether the maintenance standard applied by the DOE was invalid without court approval, (ii) whether the maintenance standard was properly applied to the districts' budgets and (iii) whether determinations to eliminate ineffective/inefficient programs in the districts were correct. On July 23, 2003 the Supreme Court granted the State's motion to treat the 2003-2004 school year as a maintenance year for purposes of calculating the additional Abbott v. Burke State aid for the districts. The Court held that a district's maintenance budget should account for, and include, the ability of a district to implement current approved programs, services and positions. As a result, the maintenance budgets for each district will now include documented increases in non-discretionary expenditures. As a result, the State budget for fiscal year 2004 includes $50 million in additional base aid for Abbott districts to fund increases in maintenance budgets in addition to each district's share of $37 million for additional special education aid, which is given to all school districts. A series of appeals by the districts were heard by the OAL, with the OAL handing down most Initial Decisions in early October 2003. The Commissioner heard appeals of the OAL Initial Decisions at the end of October 2003, and the appeals of the Commissioner's decisions were filed with the State appellate courts.

     On March 5, 2004, the appellate court issued decisions on fifteen of the twenty remaining district appeals. Six appeals were resolved as moot because of the decision rendered February 26, 2004 in ASBURY PARK, ET AL V DEPARTMENT OF EDUCATION on the regulation standard and/or because of the issuance of the final maintenance budget decisions. Four appeals affirmed the determination of the Commissioner. Five appeals overturned some portion of the Commissioner's determination and were remanded for recalculation. On March 9, 2004, decisions were issued on the four remaining districts. The appellate court affirmed the lower decisions with regard to two districts, one decision was remanded and one was upheld with changes. Finally on March 19, 2004 one more affirmation was issued. These developments indicate that additional funding of approximately $20 million may be required for Fiscal Year 2004 to meet the districts' needs. This amount could be increased or decreased during the appeal process.

     CHALLENGE TO DEPARTMENT OF EDUCATION REGULATIONS. On or about October 6, 2003, an appeal was filed in superior court challenging the validity of emergency regulations promulgated by the Commissioner to govern the 2003-2004 budget process of the Abbott districts, including, but not limited to, a challenge to basing the maintenance budget on actual Fiscal Year 2003 expenditures instead of Fiscal Year 2003 budgeted amounts. The challenge to the regulations was brought on behalf of five Abbott districts challenging the regulations as inconsistent with the Supreme Court's July 23, 2003 order in ABBOT V. BURKE. On January 13, 2004, the appellate court heard argument on the regulation challenge, and on January 26, 2004, rendered its decision and upheld the Commissioner's authority in general, but invalidated the State's definition of "maintenance budget." The appellate court directed the issuance of revised preliminary maintenance budget figures by February 5, 2004. On February 4, 2004 the DOE filed a notice of petition for certification with the New Jersey Supreme Court seeking review of the negative portion of the January 26, 2004 decision.

     On March 15, 2004, after a series of hearings, the State Supreme Court determined that the DOE's methodology was inconsistent; the DOE was directed to recalculate the districts' maintenance budgets. The State estimates that additional funding of $100 million may be required for Fiscal Year 2004 should the plaintiffs prevail.

     ABBOTT 2004-2005 EARLY CHILDHOOD PLAN APPEALS. On January 15, 2004, the DOE issued decisions to Abbott districts concerning their 2004-05 preschool programs. Nine districts filed their appeals within the applicable 30-day period. On March 9, 2004, the first Initial Decision was issued, and the parties await a decision from the Commissioner. Since the initial round of appeals, at least four districts have withdrawn their appeals. The State will vigorously defend the remaining early childhood decisions.

     UNITED HOSPITALS ET AL. V. STATE OF NEW JERSEY AND WILLIAM WALDMAN ET AL. There are several matters involving approximately 40 hospitals challenging Medicaid hospital inpatient reimbursement rates for rate years 1995 through 2001. The appellate court has remanded some of these matters to the Division of Medical Assistance and Health Services to make further findings, which has been further remanded to the OAL. United Hospitals is in bankruptcy and this case has been settled so far as United Hospitals is concerned.

     CHARLIE AND NADINE H., BY AND THROUGH THEIR NEXT FRIEND, IMOGENE JOHNSON ET AL. V. JAMES MCGREEVEY, ET AL. On August 4, 1999, a group called Children's Rights Inc. filed this class action lawsuit pursuant to Federal law against the Governor and others, including the Commissioner of the Department of Human Services, and the Division of Youth and Family Services ("DYFS"), alleging violations of the United States Constitution, Federal statutes and Federal common law. The class is alleged to contain all children who are or will be in the custody of DYFS, and those children who, while not in the custody of DYFS, are or will be at risk of abuse or neglect and whose status is known, or should be known, or will be known to DYFS. The complaint alleges defendants' systemic failure to protect the plaintiff class and furnish legally required services to these children and their families. The complaint seeks, among other things, a permanent injunction against defendants to prevent them from subjecting members of the plaintiff class to practices that violate their rights; remedial relief to ensure defendants' future provision of legally mandated services to plaintiffs; and an award of reasonable attorneys' fees and costs. On June 23, 2003, the parties executed a settlement agreement in this matter, which sets forth a two-year process to institute DYFS reform and a period of at least two years after that, during which DYFS's progress will be monitored by an independent panel of child welfare experts. In conjunction with the settlement, the State agreed to pay $1.8 million in fees and approximately $220,000 in costs to plaintiffs' counsel. On September 2, 2003 the Federal district court approved the settlement.

     EAST CAPE MAY ASSOCIATES V. NEW JERSEY DEPARTMENT OF ENVIRONMENTAL PROTECTION. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $28 million in damages for a taking of its property without just compensation. The property is approximately 80 acres of freshwater wetlands, where DEP denied an application for 366 single-family homes. On July 25, 2001, the appellate court held that before DEP could approve limited development to prevent its action from constituting a taking it was required to adopt protective rules for the planned development. Upon remand to the trial court, DEP promulgated regulations under the Freshwater Wetlands Protections Act, which took effect on January 22, 2002, and is now in the process of implementing those rules. In July 2003, the trial judge referred the case to mediation. Several mediation sessions have been held. DEP is continuing to vigorously defend this matter.

     SOUTHERN NEW JERSEY LIGHT RAIL GROUP V. NEW JERSEY TRANSIT CORPORATION. On July 31, 2002, New Jersey Transit Corporation's contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit alleging over $100 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment, and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated.

     ROBERT WILLIAM MOSS V. JOHN E. MCCORMAC, TREASURER, STATE OF NEW JERSEY. Plaintiff filed an action in superior court alleging that the Legislature's appropriation of bond proceeds to be used to pay interest on certain bonds was unconstitutional. Plaintiff seeks a declaration that the appropriation is unconstitutional and seeks an order directing the Treasurer to restore any money charged against the bond proceeds. On December 6, 2002, the court dismissed plaintiff's complaint with prejudice for failure to state a claim upon which relief can be granted and for lack of subject matter jurisdiction, and executed an appropriate dismissal order. Plaintiff's time for filing an appeal on this matter has run. On January 9, 2003, plaintiff filed a new complaint, naming the State as defendant and demanding the same relief as in that prior matter. Plaintiff's new complaint also contains an additional allegation that the Legislative fiscal estimate for the appropriation falsely stated that the charge against the bond funds was permitted under the bond acts. On January 31, 2003, plaintiff filed a motion to add the Treasurer as a named party and a motion for summary judgment. On April 25, 2003, the court entered an order dismissing the plaintiff's second complaint with prejudice for failure to state a claim upon which relief can be granted. On May 20, 2003, plaintiff appealed the decision. The matter has been fully briefed, but oral argument has not yet been scheduled.

     NEW JERSEY EDUCATION ASSOCIATION ET AL. V. STATE OF NEW JERSEY ET AL. Plaintiffs' complaint alleges that the State violated various State constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund ("TPAF") in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees' contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorney's fees, disbursements and costs. The State intends to vigorously defend this matter.


                                   APPENDIX B

                                Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

MOODY'S

LONG-TERM

AAA
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH

LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
DEFAULT.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'


                            PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)(1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibits (1)(a) and (1)(b), respectively, of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 22, 1996 ("Post-Effective Amendment No. 10").

(a)(2)    Articles of Amendment are incorporated by reference to Exhibit
          (a)(2) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on December 11, 2002 ("Post-Effective Amendment No. 21").

(a)(3)    Articles Supplementary are incorporated by reference to Exhibit
          (a)(3) of Post-Effective Amendment No. 21.

(b) Registrant's Amended and Restated By-laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 28, 2006 ("Post-Effective Amendment No. 26").

(d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 1, 1995.

(e) Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on May 1, 2000 ("Post-Effective Amendment No. 17").

(g)(1) Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 29, 2002 ("Post-Effective Amendment No. 19").

(g)(2) Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 19.

(g)(3) Sub-Custodian Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 10.

(h)       Shareholder Services Plan.*

(i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 10.

(j)       Consent of Independent Registered Public Accounting Firm.*

(m)        Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit
          (m) of Post-Effective Amendment No. 21.

(n)       Rule 18f-3 Plan.*

(p) Codes of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 26.



          OTHER EXHIBITS

(a) Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 19.

(b)       Certificate of Secretary is incorporated by reference to Other Exhibit
          (b) of Post-Effective Amendment No. 17.

(c) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 26.

__________________________
* To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

None.

ITEM 25.  INDEMNIFICATION:

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on April 16, 1998.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to this Registration Statement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Investment Adviser



Name and Position
With Dreyfus                       Other Businesses                          Position Held               Dates
------------                       ----------------                          -------------               -----

Stephen R. Byers                   Lighthouse Growth Advisors LLC++          Member, Board of Managers   9/02 - Present
Director, Vice Chair, and                                                    President
Chief Investment Officer                                                                                 9/02 - 11/02

                                   Dreyfus Service Corporation++             Senior Vice President       3/00 - Present

                                   Founders Asset Management,                Member, Board of Managers   6/02 - Present
                                   LLC****
                                   Dreyfus Investment Advisors,              Chief Investment Officer    2/02 - Present
                                   Inc. ++                                   Director                    2/02 - Present

Stephen E. Canter                  Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Chairman of the Board, and
Chief Executive Officer            Mellon Bank, N.A.+                        Vice Chairman               6/01 - Present

                                   Standish Mellon Asset Management          Board Manager               7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   Dreyfus Investment                        Chairman of the Board       1/97 - 2/02
                                   Advisors, Inc.++                          Director                    5/95 - 2/02
                                                                             President                   5/95 - 2/02

                                   Newton Management Limited                 Director                    2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+              Executive Committee         1/99 - 7/03
                                                                             Member

                                   Mellon Equity Associates, LLP+            Executive Committee         1/99 - Present
                                                                             Member

                                   Franklin Portfolio Associates,            Director                    2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*        Director                    2/99 - Present

                                   TBCAM Holdings, LLC*                      Director                    2/99 - Present

                                   Mellon Capital Management                 Director                    1/99 - Present
                                   Corporation***

                                   Founders Asset Management                 Member, Board of            12/97 - Present
                                   LLC****                                   Managers

                                   The Dreyfus Trust Company+++              Director                    6/95 - Present
                                                                             Chairman                    1/99 - Present
                                                                             President                   1/99 - Present
                                                                             Chief Executive Officer     1/99 - Present

J. Charles Cardona                 Dreyfus Investment Advisors,              Chairman of the Board       2/02 - Present
Director and Vice Chair            Inc.++

                                   Boston Safe Advisors, Inc.++              Director                    10/01 - Present

                                   Dreyfus Service Corporation++             Executive Vice President    2/97 - Present
                                                                             Director                    8/00 - Present

Thomas F. Eggers                   Dreyfus Service Corporation++             Chairman                    4/05 - Present
Director, President and                                                      Chief Executive Officer     4/05 - Present
Chief Operating Officer
                                   Dreyfus Service Organization++            Director                    4/05 - Present

                                   Founders Asset Management LLC****         Member, Board of            4/05 - Present
                                                                             Managers

                                   Lighthouse Growth Advisers LLC++          Member, Board of            4/05 - Present
                                                                             Managers

                                   Scudder Investments                       President                   5/02 - 3/05
                                   345 Park Avenue                           Chief Executive Officer     5/02 - 3/05
                                   New York, NY 10154

                                   Scudder Distributor                       Chairman                    5/02 - 3/05
                                   345 Park Avenue
                                   New York, NY 10154

Steven G. Elliott                  Mellon Financial Corporation+             Director                    1/01 - Present
Director                                                                     Senior Vice Chairman        1/99 - Present

                                   Mellon Bank, N.A.+                        Director                    1/01 - Present
                                                                             Senior Vice Chairman        3/98 - Present

                                   Mellon EFT Services Corporation           Director                    10/98 - 6/02
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services                 Director                    1/96 - Present
                                   Corporation #1                            Vice President              1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Allomon Corporation                       Director                    12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Funding Corporation+               Director                    8/87 - Present

                                   Mellon Overseas Investments               Director                    4/88 - 7/02
                                   Corporation+

                                   Mellon Financial Markets, LLC+            Member                      12/99 - 3/02


                                   Mellon Ventures, Inc. +                   Director                    1/99 - Present

Robert P. Kelley                   Mellon Financial Corporation+             Chairman                    2/06 - Present
Director                                                                     President                   2/06 - Present
                                                                             Chief Executive             2/06 - Present
                                                                             Officer
                                                                             Executive Committee         2/06 - Present
                                                                             Member

                                   Mellon bank, N.A.                         Chairman                    2/06 - Present
                                                                             President                   2/06 - Present
                                                                             Chief executive             2/06 - Present
                                                                             Officer
                                                                             Executive Committee         2/06 - Present
                                                                             Member

                                   The Cadillac Fairview                     Board Member                3/00 - Present
                                   Corporation Limited
                                   20 Queen Street West
                                   Toronto, Ontario M5H 3R4

                                   Wachovia Corporation                      Chief Financial             11/00 - 2/06
                                   301 South College Street                  Officer
                                   One Wachovia Center
                                   Charlotte, North Carolina
                                   28288


David F. Lamere                    Mellon Financial Corporation +            Vice Chairman               9/01 - Present
Director
                                   Wellington-Medford II Properties, Inc.    President and Director      2/99 - Present
                                   Medford, MA

                                   TBC Securities Co., Inc.                  President and Director      2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *                Chairman & CEO              1/99 - Present

                                   Boston Safe Deposit and Trust Company*    Chairman & CEO              1/99 - Present

                                   Newton Management Limited                 Director                    10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+             Executive Committee Member  8/98 - Present

                                   Mellon Bank, N.A. +                       Vice Chairman               9/01 - Present
                                                                             Exec. Management Group      8/01 - Present

                                   Mellon United National Bank               Director                    11/98 - Present
                                   2875 Northeast 191st Street,
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +             President                   3/99 - 12/02
                                                                             Director                    6/99 - 12/02

                                   Mellon Global Investing Corp.+            President                   1/00 - Present

Ronald P. O'Hanley                 Mellon Financial Corporation+             Vice Chairman               6/01 - Present
Vice Chair
and Director
                                   Mellon Bank, N.A. +                       Vice Chairman               6/01 - Present

                                   Mellon Growth Advisors, LLC*              Board Member                1/02 - 7/03

                                   TBC General Partner, LLC*                 President                   7/03 - Present

                                   Standish Mellon Asset Management          Board Member                7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management          Board Member                7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*         Director                    12/00 - Present

                                   Franklin Portfolio Associates,            Director                    4/97 - Present
                                   LLC*

                                   Pareto Partners (NY)                      Partner Representative      2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Buck Consultants, Inc.++                  Director                    7/97 - Present

                                   Newton Management Limited                 Executive Committee         10/98 - Present
                                   London, England                           Member
                                                                             Director                    10/98 - Present

                                   Mellon Global Investments Japan Ltd.      Non-Resident Director       11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                      Director                    1/98 - Present

                                   Fixed Income (MA) Trust*                  Trustee                     6/03 - Present

                                   Fixed Income (DE) Trust*                  Trustee                     6/03 - Present

                                   Pareto Partners                           Partner Representative      5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management                 Director                    2/97 - Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**             Director                    2/97 - 7/03

                                   Mellon Bond Associates, LLP+              Executive Committee Member  1/98 - 7/03
                                                                             Chairman
                                                                                                         1/98 - 7/03

                                   Mellon Equity Associates, LLP+            Executive Committee         1/98 - Present
                                                                             Member
                                                                             Chairman                    1/98 - Present

                                   Mellon Global Investing Corp.*            Director                    5/97 - Present
                                                                             Chairman                    5/97 - Present
                                                                             Chief Executive Officer     5/97 - Present

J. David Officer                   Dreyfus Service Corporation++             President                   3/00 - Present
Vice Chair                                                                   Director                    3/99 - Present
and Director
                                   MBSC, LLC++                               Manager, Board of           4/02 - Present
                                                                             Managers
                                                                             President                   4/02 - Present

                                   Boston Safe Advisors, Inc. ++             Director                    10/01 - Present

                                   Dreyfus Transfer, Inc. ++                 Chairman and Director       2/02 - Present

                                   Dreyfus Service Organization,             Director                    3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of               Director                    5/98 - Present
                                   Massachusetts, Inc.++

                                   Seven Six Seven Agency, Inc.++            Director                    10/98 - Present

                                   Mellon Residential Funding Corp. +        Director                    4/97 - Present

                                   Mellon Bank, N.A.+                        Executive Vice President    2/94 - Present

                                   Mellon United National Bank               Director                    3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Dreyfus Financial Services Corp. +        Director                    9/96 - 4/02
                                                                             Chairman                    6/99 - 4/02
                                                                             Chief Executive Officer     6/99 - 4/02

                                   Dreyfus Investment Services Company LLC+  Manager                     11/01 - 12/02
                                                                             Chairman                    11/01 - 12/02
                                                                             Chief Executive Officer     11/01 - 12/02

Diane P. Durnin                    Seven Six Seven Agency, Inc. ++           Director                    4/02 - Present
Vice Chair and Director

Mark N. Jacobs                    Dreyfus Investment                        Director                    4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary
                                   The Dreyfus Trust Company+++              Director                    3/96 - Present

                                   The TruePenny Corporation++               President                   10/98 - Present
                                                                             Director                    3/96 - Present

Patrice M. Kozlowski               None
Senior Vice President -
Corporate
Communications

Gary Pierce                        None
Controller

Joseph W. Connolly                 The Dreyfus Family of Funds ++            Chief Compliance           10/04 - Present
Chief Compliance Officer                                                     Officer

                                   The Mellon Funds Trust ++                 Chief Compliance           10/04 - Present
                                                                             Officer

                                   Dreyfus Investment Advisors, Inc. ++      Chief Compliance           10/04 - Present
                                                                             Officer

                                   Lighhouse Growth Advisors, LLC ++         Chief Compliance           10/04 - Present
                                                                             Officer

                                   MBSC, LLC ++                              Chief Compliance           10/04 - Present
                                                                             Officer

                                   Dreyfus Service Corporation ++            Chief Compliance           10/04 - Present
                                                                             Officer

                                   Boston Service Corporation ++             Chief Compliance           10/04 - Present
                                                                             Officer

                                   Mellon Securities Services +              First Vice President       11/01 - 2/04


Lisa A. Fox                        None
Vice President -
Human Resources

Anthony Mayo                       None
Vice President -
Information Systems

Angela E. Price                    None
Vice President

Theodore A. Schachar               Lighthouse Growth Advisors LLC++          Assistant Treasurer         9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++             Vice President - Tax        10/96 - Present

                                   MBSC, LLC++                               Vice President - Tax        4/02 - Present

                                   The Dreyfus Consumer Credit               Chairman                    6/99 - Present
                                   Corporation ++                            President                   6/99 - Present

                                   Dreyfus Investment Advisors,              Vice President - Tax        10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,             Vice President - - Tax      10/96 - Present
                                   Inc.++

Alex G. Sciulli                    AFCO Acceptance Corp.                     Vice President              05/94 - Present
Vice President                     110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   AFCO Credit Corp.                         Vice President              05/94 - Present
                                   110 William Street
                                   29th Floor
                                   New York, NY 10038-3901

                                   The Boston Company, Inc.*                 Vice President              09/01 - Present

                                   Dreyfus Service Corporation++             Vice President              11/01 - Present

                                   Dreyfus Transfer. Inc.++                  Vice President              11/01 - Present

                                   Founders Asset Management LLC****         Authorized Agent            12/01 - Present

                                   Franklin Portfolio Associates LLC*        Vice President              06/01 - Present

                                   Franklin Portfolio Holdings LLC*          Vice President              06/01 - Present

                                   Mellon Bank, N.A.+                        Senior Vice President       08/01 - Present

                                   Mellon HR Solutions LLC                   Vice President              06/02 - Present
                                   2100 N. Central Road
                                   Fort Lee, NJ 07024

                                   Mellon Human Resources  Investor         Vice President              03/04 - Present
                                   Solutions, Inc.+

                                   Mellon Private Trust Company, N.A.*       Vice President for          08/01 - Present
                                                                             Facilities
                                   Mellon Trust of California                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of New England, N.A.*        Vice President              09/03 - Present

                                   Mellon Trust of New York, LLC             Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon Trust of Washington                Vice President for          08/01 - Present
                                                                             Facilities

                                   Mellon United National Bank               Vice President              09/01 - Present
                                   Mellon Financial Tower
                                   111 Brickell Avenue
                                   Miami, FL 33131

                                   Standish Mellon Asset Management LLC      Vice President              10/01 - Present
                                   One Financial Center
                                   Boston, MA 02210

                                   The Dreyfus Corporation++                 Vice President              11/01 - Present

                                   Katrena Corporation+                      Vice President              08/01 - Present

                                   Laurel Capital Advisors, LLP*             Vice President              08/01 - Present

                                   MBC Investments Corporation+              Vice President              08/01 - Present

                                   MFS Leasing Corp. +                       Vice President              08/01 - Present

                                   MMIP, LLC+                                Vice President              08/01 - Present

                                   Mellon Capital Management Corporation***  Vice President              08/01 - Present

                                   Mellon Equity Associates, LLP+            Vice President              08/01 - Present

                                   Mellon Financial Markets, LLC+            Vice President              08/01 - Present

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #1+

                                   Mellon Financial Services                 Vice President              08/01 - Present
                                   Corporation #4+

                                   Mellon Funding Corporation+               Vice President              08/01 - Present

                                   Mellon Insurance Agency, Inc. +           Vice President              08/01 - Present

                                   Mellon International Investment           Vice President              08/01 - Present
                                   Corporation+

                                   Mellon International Leasing Company+     Vice President              08/01 - Present

                                   Mellon Leasing Corporation+               Vice President              08/01 - Present

                                   Mellon Overseas Investment Corporation+   Vice President              08/01 - Present

                                   Mellon Trust Company of Illinois+         Vice President              08/01 - Present

                                   Mellon VA Partners, LLC+                  Vice President              08/01 - Present

                                   Mellon Ventures, Inc. +                   Vice President              08/01 - Present

                                   Pontus, Inc. +                            Vice President              08/01 - Present

                                   Texas AP, Inc. +                          Vice President              08/01 - Present

Wendy Strutt                       Boston Safe Advisers, Inc.                Chief Operating Officer     3/03 - Present
Vice President

James Bitetto                      The TruePenny Corporation++               Secretary                   9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++             Assistant Secretary         8/98 - Present

                                   Dreyfus Investment                        Assistant Secretary         7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                           Assistant Secretary         7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit               Vice President and          2/02 - Present
                                   Corporation++                             Director


* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.

** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.

*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.

**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.

+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.

+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556- 0144.



ITEM 27.  PRINCIPAL UNDERWRITERS:

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


1.       CitizensSelect Funds
2.       Dreyfus A Bonds Plus, Inc.
3.       Dreyfus Appreciation Fund, Inc.
4.       Dreyfus Balanced Fund, Inc.
5.       Dreyfus BASIC Money Market Fund, Inc.
6.       Dreyfus BASIC U.S. Mortgage Securities Fund
7.       Dreyfus BASIC U.S. Government Money Market Fund
8.       Dreyfus Bond Funds, Inc.
9.       Dreyfus California Intermediate Municipal Bond Fund
10.      Dreyfus California Tax Exempt Money Market Fund
11.      Dreyfus Cash Management
12.      Dreyfus Cash Management Plus, Inc.
13.      Dreyfus Connecticut Intermediate Municipal Bond Fund
14.      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15.      Dreyfus Fixed Income Securities
16.      Dreyfus Florida Intermediate Municipal Bond Fund
17.      Dreyfus Florida Municipal Money Market Fund
18.      Dreyfus Founders Funds, Inc.
19.      The Dreyfus Fund Incorporated
20.      Dreyfus GNMA Fund, Inc.
21.      Dreyfus Government Cash Management Funds
22.      Dreyfus Growth and Income Fund, Inc.
23.      Advantage Funds, Inc.
24.      Dreyfus Growth Opportunity Fund, Inc.
25.      Dreyfus Index Funds, Inc.
26.      Dreyfus Institutional Cash Advantage Funds
27.      Dreyfus Institutional Money Market Fund
28.      Dreyfus Institutional Preferred Money Market Funds
29.      Dreyfus Insured Municipal Bond Fund, Inc.
30.      Dreyfus Intermediate Municipal Bond Fund, Inc.
31.      Dreyfus International Funds, Inc.
32.      Dreyfus Investment Grade Funds, Inc.
33.      Dreyfus Investment Portfolios
34.      The Dreyfus/Laurel Funds, Inc.
35.      The Dreyfus/Laurel Funds Trust
36.      The Dreyfus/Laurel Tax-Free Municipal Funds
37.      Dreyfus LifeTime Portfolios, Inc.
38.      Dreyfus Liquid Assets, Inc.
39.      Dreyfus Massachusetts Intermediate Municipal Bond Fund
40.      Dreyfus Massachusetts Municipal Money Market Fund
41.      Dreyfus Midcap Index Fund, Inc.
42.      Dreyfus Money Market Instruments, Inc.
43.      Dreyfus Municipal Bond Fund, Inc.
44.      Dreyfus Municipal Cash Management Plus
45.      Dreyfus Municipal Funds, Inc.
46.      Dreyfus Municipal Money Market Fund, Inc.
47.      Dreyfus New Jersey Intermediate Municipal Bond Fund
48.      Dreyfus New Jersey Municipal Money Market Fund, Inc.
49.      Dreyfus New York Municipal Cash Management
50.      Dreyfus New York Tax Exempt Bond Fund, Inc.
51.      Dreyfus New York Tax Exempt Intermediate Bond Fund
52.      Dreyfus New York Tax Exempt Money Market Fund
53.      Dreyfus U.S. Treasury Intermediate Term Fund
54.      Dreyfus U.S. Treasury Long Term Fund
55.      Dreyfus 100% U.S. Treasury Money Market Fund
56.      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
57.      Dreyfus Pennsylvania Municipal Money Market Fund
58.      Dreyfus Premier California Tax Exempt Bond Fund, Inc.
59.      Dreyfus Premier Equity Funds, Inc.
60.      Dreyfus Premier Fixed Income Funds
61.      Dreyfus Premier International Funds, Inc.
62.      Dreyfus Premier GNMA Fund
63.      Dreyfus Premier Manager Funds I
64.      Dreyfus Premier Manager Funds II
65.      Dreyfus Premier Municipal Bond Fund
66.      Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67.      Strategic Funds, Inc.
68.      Dreyfus Premier New York Municipal Bond Fund
69.      Dreyfus Premier Opportunity Funds
70.      Dreyfus Premier State Municipal Bond Fund
71.      Dreyfus Premier Stock Funds
72.      The Dreyfus Premier Third Century Fund, Inc.
73.      The Dreyfus Premier Value Equity Funds
74.      Dreyfus Premier Worldwide Growth Fund, Inc.
75.      Dreyfus Short-Intermediate Government Fund
76.      Dreyfus Short-Intermediate Municipal Bond Fund
77.      The Dreyfus Socially Responsible Growth Fund, Inc.
78.      Dreyfus Stock Index Fund, Inc.
79.      Dreyfus Tax Exempt Cash Management
80.      Dreyfus Treasury Cash Management
81.      Dreyfus Treasury Prime Cash Management
82.      Dreyfus Variable Investment Fund
83.      Dreyfus Worldwide Dollar Money Market Fund, Inc.
84.      General California Municipal Money Market Fund
85.      General Government Securities Money Market Funds, Inc.
86.      General Money Market Fund, Inc.
87.      General Municipal Money Market Funds, Inc.
88.      General New York Municipal Bond Fund, Inc.
89.      General New York Municipal Money Market Fund
90.      Mellon Funds Trust


(b)

NAME AND PRINCIPAL                                                              POSITIONS AND OFFICES WITH
 BUSINESS ADDRESS             POSITIONS AND OFFICES WITH THE DISTRIBUTOR               THE REGISTRANT

Thomas F. Eggers *               Chief Executive Officer and Chairman of the Board       None
J. David Officer *               President and Director                                  None
J. Charles Cardona *             Executive Vice President and Director                   None
Prasanna Dhore *                 Executive Vice President                                None
William H. Maresca *             Executive Vice President                                None
James Neiland*                   Executive Vice President                                None
Irene Papadoulis **              Executive Vice President and Director                   None
Noreen Ross *                    Executive Vice President                                None
Bret Young *                     Executive Vice President and Director                   None
Gary Pierce *                    Chief Financial Officer and Director                    None
Ken Bradle **                    Senior Vice President                                   None
Stephen R. Byers *               Senior Vice President                                   Executive Vice President
Sue Ann Cormack **               Senior Vice President                                   None
Matthew Perrone **               Senior Vice President                                   None
Bradley J. Skapyak *             Senior Vice President                                   None
Jane Knight *                    Chief Legal Officer and Secretary                       None
Joseph W. Connolly*              Chief Compliance Officer                                Chief Compliance Officer
Stephen Storen *                 Chief Compliance Officer                                None
Lisa A. Fox *                    Vice President                                          None
Maria Georgopoulos *             Vice President - Facilities Management                  None
William Germenis *               Vice President - Compliance                             AML Compliance Officer
Tracy Hopkins *                  Vice President                                          None
Mary Merkle *                    Vice President - Compliance                             None
Paul Molloy *                    Vice President                                          None
James Muir *                     Vice President - Compliance                             None
Anthony Nunez *                  Vice President - Finance                                None
David Ray ***                    Vice President                                          None
Theodore A. Schachar *           Vice President - Tax                                    None
William Schalda *                Vice President                                          None
Alex G. Sciulli****              Vice President                                          None
John Shea*                       Vice President - Finance                                None
Susan Verbil*                    Vice President - Finance                                None
William Verity*                  Vice President - Finance                                None
James Windels *                  Vice President                                          Treasurer
James Bitetto *                  Assistant Secretary                                     VP and Assistant Secretary
Ken Christoffersen ***           Assistant Secretary                                     None
Ronald Jamison *                 Assistant Secretary                                     None
Sarrita Cypress *                Assistant Secretary                                     None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd.,
     Uniondale, NY 11556-0144.
***  Principal business address is 210 University Blvd., Suite 800,
     Denver, CO 80206.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS:

1.       The Bank of New York
         One Wall Street
         New York, New York 10286

2.       DST Systems, Inc.
         1055 Broadway
         Kansas City, Missouri 64105

3.       The Dreyfus Corporation
         200 Park Avenue
         New York, New York 10166


ITEM 29.  MANAGEMENT SERVICES:

Not Applicable.

ITEM 30.  UNDERTAKINGS:

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 18th day of October, 2006.


                           DREYFUS PREMIER NEW JERSEY MUNICIPAL BOND FUND, INC.

                           By: /s/  Stephen E. Canter*
                              -------------------------------
                               Stephen E. Canter
                               President


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


NAME                            TITLE                              DATE

/s/ Stephen E. Canter*          President (Principal            October 18, 2006
-----------------------         Executive Officer)
Stephen E. Canter

/s/ James Windels*              Treasurer (Principal Financial  October 18, 2006
-----------------------         and Accounting Officer)
James Windels

/s/ Joseph S. DiMartino*        Chairman of the Board           October 18, 2006
-----------------------
Joseph S. DiMartino

/s/ David P. Feldman*           Board Member                    October 18, 2006
-----------------------
David P. Feldman

/s/ Lynn Martin*                Board Member                    October 18, 2006
-----------------------
Lynn Martin

/s/ Daniel Rose*                Board Member                    October 18, 2006
-----------------------
Daniel Rose

/s/ Paul A. Marks*              Board Member                    October 18, 2006
-----------------------
Paul A. Marks

/s/ Philip L. Toia*             Board Member                    October 18, 2006
-----------------------
Philip L. Toia

/s/ Sander Vanocur*             Board Member                    October 18, 2006
-----------------------
Sander Vanocur

/s/ Anne Wexler*                Board Member                    October 18, 2006
-----------------------
Anne Wexler

*By: /s/  Michael A. Rosenberg
    -------------------------------
    Michael A. Rosenberg, attorney-
    in-fact